SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    December 26, 1996

EQUIVANTAGE ACCEPTANCE CORPORATION (as sponsor under the
Pooling and Servicing Agreement dated as of February 1, 1995 providing for the issuance of EquiVantage Home Equity Loan Trust 1995-1 Home Equity
Loan Asset-Backed Certificates, Series 1995-1)


                     EquiVantage Home Equity Loan Trust 1995-1
              (Exact name of registrant as specified in its charter)



    New York                  33-87040-04            76-0448074
(State or Other Jurisdiction  (Commission            (I.R.S. Employer
of Incorporation)             File Number)           Identification No.)


c/o EquiVantage Acceptance Corporation
Attention: John E. Smith
13111 Northwest Freeway   Houston, TX                        77040
(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:          (713) 895-1900




Item 5.        Other Events

               On behalf of EquiVantage Home Equity Loan
               Trust 1995-1 Home Equity Loan Asset-Backed
               Certificates Series 1995-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1995, by The First National
               Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December
               26, 1996. The Monthly Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A-1 and Class A-2 Certificates, Due March 25,
               2025.


               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date December 26, 1996.

                       Principal      Interest       Ending Balance

                       652,486.34     120,958.80     19,944,264.47

               B. No delinquency in payment under the Certificate Insurance Policy has occurred.

               C.      Have any deficiencies occurred?   NO.
                              Date:
                              Amount:

               D.      Were any amounts paid or are any amounts payable
                       under the Certificate Insurance Policy?   NO
                              Amount:

               E. Are there any developments with respect to the Certificate Insurance Policy? NONE.

               F.      Item 1: Legal Proceedings:    NONE

               G.      Item 2: Changes in Securities:       NONE

               H.      Item 4: Submission of Matters to a Vote of Security
                       Holders: NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

               1.      Monthly Distribution Report for December 26, 1996.





                             EquiVantage Home Equity Loan Trust
                      Home Equity Loan Asset-Backed Certificates
                                             Series 1995-1

Distribution Date:        26-Dec-96


        Beginning                                                    Ending
       Certificate      Principal      Interest        Total       Certificate
Class    Balance      Distribution   Distribution   Distribution     Balance
 A-1      5657629.04       90514.84       40074.87     130589.71     5567114.20
 A-2     14939121.82      561971.55       80883.93     642855.48    14377150.27

  R             0.00           0.00           0.00          0.00           0.00

TOTAL    20596750.86      652486.39      120958.80     773445.19    19944264.47


                             AMOUNTS PER $1,000 UNIT
        Beginning                                                    Ending
       Certificate      Principal      Interest        Total       Certificate
Class    Balance      Distribution   Distribution   Distribution     Balance
 A-1    373.21914638     5.97102975     2.64363546    8.61466522   367.24811663
 A-2    474.21267244    17.83866775     2.56749929   20.40616703   456.37400470





              PASS THROUGH RATES

      Original Pass   Current Pass     Next Pass
Class  Through Rate   Through Rate   Through Rate  Record Date        CUSIP
 A-1         8.50000%       8.50000%       8.50000%    30-Nov-96 29476YAA7
 A-2         6.97500%       6.28750%       6.60000%    25-Dec-96 29476YAB5

  R               NA             NA             NA


SPONSOR:             EquiVantage Acceptance Corp.
SERVICER:            Transworld Mortgage Corporation

UNDERWRITER:   CS First Boston Corporation


                             Information pursuant to Section 7.8 (a) of the
                     Pooling and Servicing Agreement dated February 1, 1995

i)  Distributions to Class A and Class R Certificates            See Page 1

ii)  Principal Distributions to the Certificates:      Class A-1      Class A-2
          Scheduled Principal                          $5,213.65      $8,631.02
          Paid-in-Full Loans                          $61,413.50    $504,361.40
          Prepayments                                    $165.63        $550.88
      Liquidation & Insurance Proceeds - Principal         $0.00          $0.00
           Loan Repurchases                                $0.00          $0.00
          Substitution Amounts                             $0.00          $0.00
          Principal Carry Forward Amount                   $0.00          $0.00








          Subordination Deficiency Amount                  $0.00          $0.00
          Subordination Increase Amount               $23,722.06     $48,428.25
less:   Subordination Reduction Amount                     $0.00          $0.00

               Total Principal Distribution           $90,514.84    $561,971.55


iii)  Interest distributions to the Certificates                 See Above

iv)  Certificate Principal Balances                              See Above

                                                         Group 1        Group 2
v)  Insured Payment to the Certificateholders              $0.00          $0.00

vi)  Information furnished by the Sponsor pursuant to Section 6049 (d) (7) (c)


vii)  Substitution Amounts & Loan Purchase Price Amounts in the distribution
                                                                 See (ii)
viii)  Available Funds Cap Carry Forward Amount                           $0.00

Available Funds Cap Carry-Forward Amortization Amount to A-2              $0.00


ix)  Subordination Reduction Amount                              See (ii)

x)  Current Period Realized Losses                                        $0.00
     Cumulative Loss Amount                                            0.221123%
     Rolling Three Month Delinquency Rate                              8.883913%
     Step Down Loss Amount                                                $0.00
     12 Month Loss Amount                                           $103,183.75

xi)  Certificate Factors               Beginning       Ending
                                      Certificate   Certificate
                                        Balance       Balance
                     Class A-1          0.37321915    0.36724812
                     Class A-2          0.47421267    0.45637400

                            Group 1        Group 2
xii)   Beg Balance       6193955.48    15758409.77
       End Balance       6127162.70    15244866.47




                                                       GROUP 1

Delinquency Advances Made                             $13,537.15
Paid-In-Full Compensating Interest                       $317.70

Accrued Servicing Fees                                 $2,606.62
Servicing Fees Retained                                $1,991.87

Interest Remittance from Servicer                      64,242.82
Principal Remittance from Servicer                     66,792.78
Certificate Account Investment Earnings                   488.69
  Total Deposit to the Certificate Account            131,524.29









Trustee Fees                                             $235.73
Premium Amount                                           $698.85


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $23,722.06
Total Monthly Excess Cashflow                         $23,722.06

Available Funds                                      $106,867.65

Net Monthly Excess Cashflow                           $23,722.06

Total Available Funds                                $106,867.65

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $641,422.79

Specified Subordinated Amount                        $793,015.03

                     Before Distributions          After Distributions
Subordinated Amount     $536,326.44                  $560,048.50

Specified Increase Amount              $151,592.24

Subordination Deficiency Amount        $256,688.59

Subordination Deficit                        $0.00

Subordination Increase Amount           $23,722.06


                              Before Distributions After Distributions
Principal Carry Forward Amount               $0.00         $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                   Distribution  Distribution
                                                        Date          Date
Weighted Average Coupon                                 12.96350%      12.95915%
Weighted Average Net Coupon Rate                        12.25850%      12.25500%


Remaining Balance of Largest Loan                    $173,801.38



                                        GROUP 2

Delinquency Advances Made                               ($377.76)
Paid-In-Full Compensating Interest                     $2,439.53









Accrued Servicing Fees                                 $6,566.00
Servicing Fees Retained                                $6,469.99

Interest Remittance from Servicer                     131,123.01
Principal Remittance from Servicer                    513,543.30
Certificate Account Investment Earnings                   614.83
  Total Deposit to the Certificate Account            645,281.14

Trustee Fees                                             $622.46
Premium Amount                                         $1,803.20


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $48,428.25
Total Monthly Excess Cashflow                         $48,428.25

Available Funds                                      $594,427.23

Net Monthly Excess Cashflow                           $48,428.25

Total Available Funds                                $594,427.23

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $787,608.30

Specified Subordinated Amount                      $1,102,651.62

                     Before Distributions          After Distributions
Subordinated Amount     $819,287.95                  $867,716.20

Specified Increase Amount              $315,043.32

Subordination Deficiency Amount        $283,363.67

Subordination Deficit                        $0.00

Subordination Increase Amount           $48,428.25


                              Before Distributions After Distributions
Principal Carry Forward Amount               $0.00         $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                    Distribution  Distribution
                                                        Date          Date
Weighted Average Coupon                                 10.28490%      10.50570%
Weighted Average Net Coupon Rate                         9.58490%       9.80570%


Remaining Balance of Largest Loan                    $332,533.89



                   EquiVantage Home Equity Loan Trust
            Home Equity Loan Asset-Backed Certificates
                               Series 1995-1


                      Notice of Revision

The Servicer had incorrectly reported the following items on their Group II October 18, 1996 report. The Servicer has previously reported these differences as adjustments to the November 18, 1996 report and the distributions had been processed with the adjustments. The Servicer has since revised their October October 18, 1996 and November 18, 1996 reports and requested that the Trustee reports be revised to reflect the corrections as of the October 18, 1996 reports.




                                                Stated       Revised Difference
Removal of Balance on Liquidated Loans       40,102.29     39,770.24     332.05
Principal Collected                          14,647.20     14,979.25    (332.05)
Principal Collected on Liquidated Loans       6,394.81      6,726.86    (332.05)
Total Interest Due                          138,504.73    137,971.08     533.65
Total Remittance Due                        655,616.36    655,414.76     201.60
Realized Losses                              41,216.59     40,672.61     543.98
Unrecovered Advances                          1,114.30        902.37     211.93
Servicer Fees Retained                        6,831.90      6,821.57      10.33

                                                       October 25, 1996
Item                                            Stated       Revised Difference
Class A-1 Principal Distribution            568,987.07    568,785.51     201.56
Class A-1 Interest Distribution              47,313.77     47,313.77       0.00
Class A-1 Total Distribution                616,300.84    616,099.28     201.56
Class A-1 Ending Certificate Balance      6,110,603.56  6,110,805.12    (201.56)

Class A-2 Principal Distribution            557,213.92    557,213.92       0.00
Class A-2 Interest Distribution              85,690.91     85,690.91       0.00
Class A-2 Total Distribution                642,904.83    642,904.83       0.00
Class A-2 Ending Certificate Balance       15478512.21 15,478,512.21       0.00

Class A-2 Liquidation Proceeds - Principal    6,394.81      6,726.86    (332.05)
Class A-1 Subordination Increase Amount      37,458.67     37,257.11     201.56
Class A-2 Subordination Increase Amount      40,102.29     39,770.24     332.05

Current Period Realized Losses               41,216.59     40,672.61     543.98
Cumulative Loss Amount                        0.184748%     0.183582%  0.001166%
12 Month Loss Amount                         86,209.96     85,665.98     543.98

Group 1 Trustee Fees                            278.32        278.32       0.00
Group 1 Premium Amount                          768.51        768.51       0.00
Group 1 Subordinated Amount - Ending        511,740.25    511,538.69     201.56

Group 2 Servicing Fees Retained               6,831.90      6,821.57      10.33
Group 2 Premium Amount                        1,939.83      1,939.79       0.04
Group 2 Subordinated Amount - Ending        787,608.30    787,608.30       0.00

                                                       November 25, 1996
Item                                            Stated       Revised Difference








Class A-1 Principal Distribution            453,177.44    453,176.08       1.36
Class A-1 Interest Distribution              43,283.44     43,284.87      (1.43)
Class A-1 Total Distribution                496,460.88    496,460.95      (0.07)
Class A-1 Ending Certificate Balance      5,657,426.12  5,657,629.04    (202.92)

Class A-2 Principal Distribution            539,188.93    539,390.39    (201.46)
Class A-2 Interest Distribution              83,804.32     83,804.32       0.00
Class A-2 Total Distribution                622,993.25    623,194.71    (201.46)
Class A-2 Ending Certificate Balance       14939323.28 14,939,121.82     201.46

Class A-2 Liquidation Proceeds - Principal    4,076.54      3,744.49     332.05
Class A-1 Subordination Increase Amount      24,789.11     24,787.75       1.36
Class A-2 Subordination Increase Amount      48,663.91     49,197.42    (533.51)

Current Period Realized Losses               16,973.79     17,517.77    (543.98)
Cumulative Loss Amount                        0.221123%     0.221123%  0.000000%
12 Month Loss Amount                        103,183.75    103,183.75       0.00

Group 1 Trustee Fees                            254.61        254.62      (0.01)
Group 1 Premium Amount                          710.28        710.30      (0.02)
Group 1 Subordinated Amount - Ending        536,529.30    536,326.44     202.86

Group 2 Servicing Fees Retained               6,754.60      6,764.93     (10.33)
Group 2 Premium Amount                        1,873.50      1,873.54      (0.04)
Group 2 Subordinated Amount - Ending        819,086.49    819,287.95    (201.46)



                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               EquiVantage Home Equity Loan Trust 1995-1



                                      By
                                         Name:       Donna Fanning
                                         Title:      Assistant Vice President

Dated:         December 31, 1996